Exhibit 10.5

confidential treatment requested

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

THIS MEMBERSHIP ACQUISITION AGREEMENT (the “Agreement”) is made as of June 25, 2014 (the “Effective Date”) by and among Zoosk, Inc., a Delaware corporation (“Zoosk”), with offices located at 989 Market Street, Fifth Floor, San Francisco, CA 94103, and Snap Interactive, Inc., a Delaware corporation (“SNAP”), with offices located at 462 7th Avenue, 4th Floor, New York, NY 10018 (collectively the “Parties” or individually a “Party”);

WHEREAS, SNAP owns and operates a social dating application that is accessible on Facebook, mobile devices and AYI.com under the AYI brand and Zoosk is a global online dating platform; and

WHEREAS, the Parties desire to enter into the Agreement for SNAP to promote Zoosk on its social dating application during the Term (as defined herein) of this Agreement, subject to the terms and conditions of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.             Term. The term of the Agreement shall commence on August 15, 2014 and end ninety (90) days thereafter, unless terminated earlier in accordance with the terms hereof (the “Term”).

2.             Consideration.

(a)          Advance. As consideration for the services provided by SNAP under this Agreement, Zoosk shall pay the following amounts to SNAP as an advance by wire transfer in immediately available funds to the bank account designated in writing by SNAP: (i) $300,000 by June 25, 2014; and (ii) $200,000 by August 1, 2014.

(b)          Refund. To the extent that SNAP earns a payout amount of less than $500,000 pursuant to Section 3 of this Agreement during the Term, SNAP will refund the amount of the advance paid under Section 2(a) that has not been earned pursuant to Section 3 within ***** after the expiration of the Term, without interest.

(c)          Additional Payout. To the extent that SNAP earns a payout amount in excess of $500,000 pursuant to Section 3 during the Term, the Parties will discuss and mutually agree upon the delivery of the payout amount earned in excess of $500,000. Zoosk’s total payout amount to SNAP under this Agreement may not exceed $1,000,000.00 (including the $500,000 advance detailed in Section 2(a)).

3.             Payout Framework.

(a)          Under the Agreement, Zoosk has agreed to pay the amounts set forth under Section 2(a) as an advance to SNAP for the promotion of Zoosk’s products and services as further detailed in this Section 3. To the extent that a person registers (as further defined below) on Zoosk through the Integration Features set forth in Section 4 (whether the registration occurs from persons that register as a result of SNAP’s testing of the Integration Features prior to the Term or persons that register as a result of the Integration Features during the Term), such person will be earned for purposes of determining the payout amounts and SNAP will have been deemed to have earned the amount of the payout set forth opposite the person’s location of registration listed in Section 3(b) in the Payout Table below once such person completes a registration with Zoosk. Notwithstanding the foregoing, SNAP will not earn any amounts in excess of ***** and ***** in the aggregate for persons that complete a registration in ***** or *****, respectively, and Zoosk’s total payout to SNAP under this Agreement may not exceed $1,000,000.00 in the aggregate (including the $500,000 advance).

confidential treatment requested

(b)          SNAP will earn the amount of consideration paid under Section 2 for each person ***** who provides Zoosk with the following information during the Term: ***** (collectively, a “registration” or a person who “registers”) based on the Payout Table below. Notwithstanding anything to the contrary, reporting and billing counts (e.g., number of registrations) will be based solely on Zoosk’s count, data, or records.

Payout Table

*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

(1)	*****

(2)	*****

(3)	*****

(4)	*****

4.             Integration Features. Subject to the other provisions of this Agreement, SNAP will (i) test certain integration features that are to be mutually agreed upon in writing (email will suffice) between SNAP and Zoosk that feature or promote Zoosk (e.g., ***** and *****) (the “Integration Features”) prior to or during the Term to certain users on AYI properties and (ii) continuously provide the Integration Features during the Term to certain users on AYI properties. During the Term, Zoosk shall have the opportunity to review and approve any material changes to such Integration Features in writing (email will suffice). For clarity, SNAP may not ***** on behalf of Zoosk.  Notwithstanding the foregoing, SNAP and Zoosk agree that *****.  In addition, SNAP agrees that it shall not engage in ***** and shall submit to Zoosk, on an annual basis, a signed certification that it has not engaged in ***** during the prior year.

5.             Content.

(a)          Zoosk shall provide and deliver ***** to SNAP as reasonably requested by SNAP to provide the Integration Features under Section 4. In addition, Zoosk shall provide *****, including but not limited to, the number of registrations by country, to SNAP.

(b)          For purposes of clarity, this agreement does not grant SNAP or any affiliate any rights to any software, hardware, trademarks, service marks, logos, techniques, know-how, methods, processes, designs, databases, specifications, content, inventions (whether or not patentable) and other technology of Zoosk, including any modifications or enhancements thereto or derivative works created therefrom by SNAP or affiliate or any intellectual property rights therein.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

(c)          Zoosk hereby grants SNAP a non-exclusive, non-assignable, non-transferable revocable license to Zoosk’s intellectually property that is delivered to SNAP for SNAP to provide the Integration Features under this Agreement.

6.             Exclusivity. During the Term, SNAP agrees that it will not enter into any marketing arrangements ***** on any AYI properties.

7.             Non-Competition.

(a)          SNAP agrees that it will not bid on or purchase “Zoosk” or “Zoosk.com” or any derivative thereof as a search term and Zoosk agrees that it will not bid on or purchase “SNAP,” “SNAP Interactive,” “AreYouInterested,” “AreYouInterested.com,” “AYI” or “AYI.com” or any derivative thereof as a search term.

(b)          For the period beginning on August 15, 2014 and expiring on November 12, 2015, each of SNAP and Zoosk agree, on behalf of itself and its affiliates, subsidiaries or officers that such Party will not, directly or indirectly through another person, (i) induce or attempt to induce any employee of the other Party to leave the employ thereof or (ii) solicit any such person for hire by such Party, whether as an employee, consultant or otherwise. Nothing in this Section 7(b) shall prohibit the Party from placing general employment-related advertisements as long as such advertisements are not specifically targeted toward any employee of the other Party.

8.            Termination. During the Term and without prejudice to the other rights or remedies that any Party may have, either Party may terminate this agreement immediately by written notice (email suffices) to the other Party at any time if the other Party breaches any provision of this Agreement, including a payment default and shall have failed to cure such breach within five (5) days after it received written notice of such default from the Party that seeks to terminate this Agreement.  Notwithstanding the foregoing, SNAP may terminate this agreement immediately by written notice (email suffices) to Zoosk if Zoosk breaches Section 2(a)(i) of this Agreement without Zoosk having the opportunity to cure such breach.

9.            Severability. In case any provision of this Agreement shall be invalid, illegal or incapable of being enforced by any law or public policy, such provision shall be reformed to the extent necessary to permit enforcement thereof, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.  If such provision is not capable of reformation or if the applicable governmental entity refuses to reform such provision, it shall be severed from this Agreement and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10.          Confidentiality.

(a)           “Confidential Information” shall mean any confidential technical data, trade secret, know-how or other confidential information disclosed by any Party under this Agreement in writing, orally, or by drawing or other form and which shall be marked by the disclosing Party as “Confidential” or “Proprietary.” Further, Confidential Information shall also include information disclosed by any Party (a “Disclosing Party”) under this Agreement that a reasonable person would determine to be proprietary or confidential when taking into consideration its nature and the circumstances under which it is disclosed even if such information is not marked as “Confidential” or “Proprietary”.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

(b)          Notwithstanding the foregoing, Confidential Information shall not include information which: (i) is known to the Party receiving the information (a “Receiving Party”) at the time of disclosure; (ii) is or becomes publicly known other than as a result a disclosure by the Receiving Party or any subsidiary of the Receiving Party; (iii) is rightfully received on a non-confidential basis from a third party  that is not subject to any obligation or restriction, whether arising under law, fiduciary duty or contract, with respect to disclosure of such information; (iv) is independently developed by the Receiving Party or any of its subsidiaries without breaching the Agreement or by parties who have not had, either directly or indirectly, access to or knowledge of the Confidential Information; or (iv) is approved for release in writing upon a prior written consent of the Disclosing Party.

(c)           The Receiving Party agrees that it will not disclose any Confidential Information to any third party and will not use Confidential Information of the Disclosing Party for any purpose other than for the performance of the rights and obligations hereunder during the term of this Agreement. The Receiving Party further agrees that Confidential Information shall remain the sole property of the Disclosing Party and that it will take all reasonable precautions to prevent any unauthorized disclosure of Confidential Information by its employees.

(d)          Upon the request of the Disclosing Party, the Receiving Party will promptly either return or destroy all Confidential Information furnished hereunder and all copies thereof.

(e)           Each of the Parties either are or may become a publicly reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Each of the Parties hereby acknowledges that it is aware, and that it will advise those of its directors, officers, employees, accountants, legal advisers and financial advisers that are provided any material, non-public information about the other Party to this Agreement as a result of the transactions contemplated by this Agreement or are responsible for carrying out their obligations under this Agreement (collectively, “Agents”), that the federal and state securities laws prohibit any person who has material, non-public information about a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. Each of the Parties agrees that it will not trade in the securities of the other Party (including any securities convertible into such securities, or any other right to acquire such securities) on the basis of, or while the Party is in possession of, such material, non-public information, until such time as the other Party has publicly disclosed such information in a manner contemplated by Regulation FD promulgated under the Exchange Act.

(f)           To the extent that a Party is required to file this Agreement or a summary of the terms thereof in connection with its obligations under the Exchange Act, such Party shall use its best efforts to obtain confidential treatment of the terms of Section 3(b) of this Agreement and shall notify the other party in writing (email will suffice) of such public disclosure at least two business days in advance of such filing.

11.           Representations, Warranties, and Covenants.

(a)           SNAP represents: (i) that it has all corporate power and authority to enter into this Agreement and (ii) that to SNAP’s knowledge, this Agreement does not infringe on the intellectual property rights of any third party. In addition, SNAP covenants: (i) that it will not collect any personally identifiable information from Zoosk or its users after such persons leave SNAP’s website and will not use any such information, directly or indirectly, for the purpose of personally identifying any Zoosk user; (ii) as between SNAP and Zoosk, all right, title and interest to all information collected from people that register for Zoosk under this Agreement shall be solely owned by Zoosk; (iii) that SNAP’s performance of its obligations under this Agreement, including *****, will not violate any applicable local, state, national or foreign laws, treaties, rules or regulations related to advertising, privacy and data security; (iv) SNAP will provide the services under this Agreement in compliance with all applicable laws, rules and regulations related to privacy and data security and (v) SNAP will not ***** on behalf of Zoosk.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

(b)           Zoosk represents: (i) that it has all corporate power and authority to enter into this Agreement and (ii) that to Zoosk’s knowledge, the performance this Agreement does not infringe on the intellectual property rights of any third party. In addition, Zoosk covenants that during the Term of this Agreement it will comply with applicable local, state, national or foreign laws, treaties, rules or regulations related to advertising, privacy and data.

12.           Adjacency. SNAP may not place Zoosk’s content adjacent to content that promotes pornography, violence, or the use of firearms, contains obscene language or content that is abusive, defamatory, fraudulent or promotes illegal or unlawful activities. SNAP acknowledges that Zoosk is a dating company. SNAP agrees not to place Zoosk’s advertising or content on sites or applications that are targeted at those under the age of 18.

13.           Limitation of Liability and Indemnity.

(a)           IN NO EVENT WILL A PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST BUSINESS, LOST GOODWILL, LOST PROFITS, LOST SAVINGS, LOST FUTURE EARNINGS, LOST ECONOMIC ADVANTAGE, LOST DATA, COST OF CAPITAL, COST OF SUBSTITUTE SERVICES, BUSINESS INTERRUPTION, OR DOWN-TIME, SHUT-DOWN OR SLOW-DOWN COSTS) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR A STATEMENT OF WORK, OR ITS PERFORMANCE OR BREACH, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE.

(b)           SNAP shall indemnify and hold harmless Zoosk and its officers, employees, agents and representatives (the “Zoosk Indemnified Parties”) and defend any action brought against Zoosk with respect to any claim, demand or cause of action, including reasonable attorney’s fees, to the extent that it is based upon or related to a breach of any representation, warranty, covenant or agreement of SNAP contained in this Agreement.

(c)           Zoosk shall indemnify and hold harmless SNAP and its officers, employees, agents and representatives (the “SNAP Indemnified Parties” and together with the Zoosk Indemnified Parties, the “Indemnified Parties”) and defend any action brought against SNAP with respect to any claim, demand or cause of action, including reasonable attorney’s fees, to the extent that it is based upon or related to a breach of any representation, warranty, covenant or agreement of Zoosk contained in this Agreement.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

(d)           Promptly after receipt by an Indemnified Party of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against the Indemnifying Party under this Section 13, notify the Party from whom indemnification may be required (the “Indemnifying Party”) in writing of the commencement thereof; but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to any Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced as a result of such omission. The Indemnified Party may, at its own expense, assist in such defense if it so chooses. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought under this Section 13 (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim, (ii) does not include any non-monetary award and (iii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

14.           Integrated Agreement. This Agreement and the Exhibits attached hereto constitute the entire agreement between the parties hereto, and there are no other agreements, understandings, restrictions, warranties or representations between the parties.

15.           Counterparts. This Agreement may be executed in one or more counterparts (and by facsimile or portable document format (.pdf)), each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

16.           Governing Law.  This Agreement shall be governed by, construed, interpreted and applied in accordance with the laws of the State of New York, without giving effect to any conflict of laws rules that would refer the matter to the laws of another jurisdiction.

17.           Successors and Assigns.  This Agreement, and all the terms and provisions hereof, shall inure to the benefit of, and be binding upon, the parties hereto and their respective assigns, successors, heirs, executors and administrators.

18.           Amendments.  This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, both SNAP and Zoosk.

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have caused the Agreement to be signed by their respective officers hereunto duly authorized as of the date first set forth above.

SNAP INTERACTIVE, INC.

By:	/s/ Clifford Lerner
Name:	Clifford Lerner
Title:	CEO

ZOOSK, INC.

By:	/s/ Romain Galoisy
Name:	Romain Galoisy
Title:	VP of Marketing

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.